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                                                                    EXHIBIT 25.1

                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(B)(2) |X|


               STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION
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               (Exact name of trustee as specified in its charter)

                                  UNITED STATES
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   (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                   06-1143380
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                        (IRS Employer Identification No.)

      725 SOUTH FIGUEROA STREET, SUITE 3100, LOS ANGELES, CALIFORNIA 90017
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                    (Address of principal executive offices)

                                      90017
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                                   (Zip code)

             STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
      725 SOUTH FIGUEROA STREET, SUITE 3100, LOS ANGELES, CALIFORNIA, 90017
                                  213-362-7338
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            (Name, address and telephone number of agent for service)

                                  INTEVAC, INC.
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               (Exact Name of Obligor as specified in its charter)

                                   CALIFORNIA
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         (State or other jurisdiction of incorporation or organization)

                                   94-3125814
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                        (IRS Employer Identification No.)

                  3550 BASSETT STREET, SANTA CLARA, CALIFORNIA
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                    (Address of principal executive offices)

                                      95054
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                                   (Zip code)

                  6 1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2004
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                       (Title of the indenture securities)



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                                    GENERAL

Item 1.   General Information.

(a) The trustee is subject to the supervision of the Comptroller of the Currency, Western District Office, 50 Fremont Street, Suite 3900, San Francisco, CA 94105-2292.

(b)     The trustee is authorized to exercise corporate trust powers.


Item 2.   Affiliation with the obligor.

The trustee is not affiliated with the obligor.

No responses are included for Items 3-15 of this form T-1 because the obligor is not in default on securities issued under indentures under which State Street Bank and Trust Company of California, N.A. is trustee.


Item 16.  List of Exhibits

1. Articles of Association of State Street Bank and Trust Company of California, National Association.*

2. Certificate of Corporate Existence (with fiduciary powers) from the Comptroller of the Currency, Administrator of National Banks.*

3. Authorization of the Trustee to exercise fiduciary powers (included in Exhibits 1 and 2; no separate instrument).

4. By-laws of State Street Bank and Trust Company of California, National Association.*

5. Consent of State Street Bank and Trust Company of California, National Association required by Section 321(b) of the Act.*

6. Consolidated Report of Income at the close of business December 31, 1996, Federal Financial Institutions Examination Council, Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only and Total
     Assets of Less Than $100 Million - FFIEC 034.

* The indicated documents have been filed as exhibits with corresponding exhibit numbers to the Form T-1 of Oasis Residential, Inc., filed pursuant to Section 305(b)(2) of the Act, filed with the Securities and Exchange Commission on November 18, 1996 (Registration No. 033-90488), and are incorporated herein by reference.

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                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, State Street Bank and Trust Company of California, National Association, organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 31st day of March, 1997.


                                     STATE STREET BANK AND TRUST COMPANY
                                     OF CALIFORNIA, NATIONAL ASSOCIATION



                                     By  /s/ Joni Frederick
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                                         Joni Frederick
                                         Assistant Vice President




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